UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2025

Date of Report (date of earliest event reported)

Acuren Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42524	66-1076867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14434 Medical Complex Drive, Suite 100 Tomball, Texas 77377
(Address of principal executive offices and zip code)

(800) 218-7450
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Acuren Corporation (the “Company” or “Acuren”) (NYSE American: TIC) announces that its outstanding warrants that were issued in connection with the original investment vehicle (the “Warrants”) have qualified to trade on the OTCQB Market. The Warrants are expected to begin trading on the OTCQB Market under the symbol “TICAW” on April 25, 2025.

The Company also announces that, effective as of April 23, 2025, its Warrants are eligible for movement into participant accounts at the Depository Trust & Clearing Corporation (“DTC”). The CUSIP number for the Company’s Warrants is 00510N110. The Company’s former Warrant ISIN of VGG0093S1175 has been disabled and the current Warrant ISIN US00510N1101 remains active.

Holders of the Company’s Warrants currently held as depositary interests through the CREST system operated by Euroclear UK & International Limited (“CREST”) may now transfer such warrants from a CREST participant account in the UK to a DTC participant account in the US by contacting their broker or other custodian to request a movement of their position from a CREST participant account into a DTC participant account. CREST participants may contact the Global Transactions team at Computershare, the Company’s warrant agent, by e-mail at uk.globaltransactions@computershare.com with any questions regarding transfers of depositary interests out of CREST and into DTC.

Forward-Looking Statements

In this Form 8-K, the Company may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Such statements relate in this Form 8-K, without limitation, to statements, beliefs, projections and expectations about future events, including the Company’s expectations regarding the commencement of trading on the OTCQB Market. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Prospective investors are cautioned not to place undue reliance on forward-looking statements, given certain risks and uncertainties, including that the commencement of trading could be delayed. Forward-looking statements included in this Form 8-K speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acuren Corporation

Date: April 24, 2025	By:	/s/ Kristin Schultes
	Name:	Kristin Schultes
	Title:	Chief Financial Officer

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